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                                                                    EXHIBIT 99-b

                         PROXY/VOTING INSTRUCTION CARD

          Proxy Solicited on Behalf of the Board of Directors of the Company for the Special Meeting on ______________, 1996. The undersigned hereby constitutes and appoints Richard C. Green, Jr., Stanley O. Ikenberry and Avis G. Tucker and each of them, true and lawful agents and proxies with full power of substitution in each, to represent and to vote, as designated below, all of the shares of common stock of UtiliCorp United Inc. held of record by the undersigned on _________, 1996, at the Special Meeting of Stockholders to be held at the _____
________ ________ ________, Kansas City, Missouri on _________, ________,  1996,
at __________ (Kansas City time) and at any adjournments thereof, on all matters coming before said meeting. IF NO DIRECTION AS TO THE MANNER OF VOTING THE PROXY IS MADE, THE PROXY WILL BE VOTED FOR THE PROPOSAL.

                                                              COMMENTS
                                                    ____________________________
                                                    ____________________________
                                                    ____________________________
                                                    ____________________________
                                              (If you have written in the above
                                                    space, please mark the
                                               corresponding box on the reverse
                                                      side of the card)

    You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendation. However, the Proxies cannot vote your shares unless you SIGN AND RETURN THIS CARD.

                              FOLD AND DETACH HERE

UTILICORP UNITED INC.
                                SPECIAL
                                MEETING OF
                                STOCKHOLDERS

                                -------------------------------------, 1996,-.M.
                                ------------------------------------------------
                                ------------------------------------------------
                                ------------------------------------------------
                                KANSAS CITY, MO
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    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROSPOSAL.

                                                   FOR       AGAINST     ABSTAIN
1.         TO APPROVE THE MERGER AGREEMENT         / /         / /         / /
           WITH KANSAS CITY POWER & LIGHT
           COMPANY.

SIGNATURE(S)                                                             DATE
NOTE:  Please sign  exactly as name  appears on the  form, Joint owners should each sign.  When signing as  attorney, executor,  administrator, trustee or guardian, please give full title as such.

                                                                         Please check this box. If you have written      / /
                                                                         comments on the reverse side.

                              FOLD AND DETACH HERE

    Your vote is important to us!

    Please follow these steps to ensure that your proxy is properly executed and returned in time to be counted.

    1. Mark your vote for the Proposal in one of the three boxes to the right of the Proposal.

    2. Sign at right in the space provided, exactly as your name appears on the form. Joint owners should each sign. Also enter the date.

    3. Check the box above your signature if you are adding comments on the other side.

    4. Tear off at perforation and mail the completed card with signature(s) in the enclosed reply envelope to:

                                             UtiliCorp United Inc.
                                             P.O. Box 8621
                                             Edison, NJ 08818-9128